                  ADDENDUM NUMBER 3 TO SUBSERVICING AGREEMENT

                           Dated as of March 1, 1999

                  Reference is made to that certain Subservicing Agreement dated as of November 1, 1998 (the "Sub-Servicing Agreement") by and among ContiMortgage Corporation, a Delaware corporation (the "Servicer"), ContiWest Corporation, a Nevada corporation, ContiSecurities Asset Funding Corp., a Delaware corporation (the "Depositor"), Continental Grain Company, a Delaware corporation (the "Subservicer") and Manufacturers and Traders Trust Company, a New York banking corporation (the "Trustee"), in its capacity as Trustee under various Pooling and Servicing Agreements listed on attached thereto which Schedule may be amended from time to time by delivery of notice thereof to the parties hereto and to the related Certificate Insurers (the "Pooling Agreements") and on behalf of the related securitization trusts (the "Trusts") formed pursuant to the Pooling Agreements.

                  Terms capitalized herein and not defined herein shall have their respective meanings set forth in the Sub-Servicing Agreement.

                  The parties to the Sub-Servicing Agreement hereby agree to amend the Schedule to the Sub-Servicing Agreement by adding thereto a reference to the Pooling Agreement relating to the Depositor's Series 1999-2 securitization Trust, with the result that the Series 1999-2 Trust will be one of the Trusts covered by the Sub-Servicing Agreement.

                  Consistent with the foregoing, the following is hereby added to the Schedule:

Series            Pooling Agreement
------            -----------------

1999-2 Pooling and Servicing Agreement, dated as of March 1, 1999 among ContiSecurities Asset Funding Corp., as Depositor, ContiMortgage Corporation, as Servicer and as Seller, ContiWest Corporation, as Seller and Manufacturers and Traders Trust Company, as Trustee.



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                  IN WITNESS WHEREOF, the parties have caused this Addendum
Number 3 to be executed and delivered by their proper and duly authorized officers as of the date first above written.

                                 CONTIMORTGAGE CORPORATION,
                                   as Servicer and as Seller

                                 By: /s/ Margaret Curry
                                    ---------------------------------
                                    Name:  Margaret Curry
                                    Title: Senior Vice President

                                 By: /s/ Daniel Egan
                                    ---------------------------------
                                    Name:  Daniel Egan
                                    Title: Senior Vice President

                                 CONTINENTAL GRAIN COMPANY,
                                   as Subservicer

                                 By: /s/ Mark R. Baker
                                    ---------------------------------
                                    Name:  Mark R. Baker
                                    Title: Corporate Senior Vice President

                                 CONTISECURITIES ASSET FUNDING
                                   CORP., as Depositor

                                 By: /s/ John Banu
                                    ---------------------------------
                                    Name:  John Banu
                                    Title: Authorized Signatory

                                 By: /s/ Mary Rapoport
                                    ---------------------------------
                                    Name:  Mary Rapoport
                                    Title: Authorized Signatory

                                 CONTIWEST CORPORATION,
                                   as Seller

                                 By: /s/ Joy Tolbert
                                    ---------------------------------
                                    Name:  Joy Tolbert
                                    Title: Vice President

                                 By: /s/ Todd Hart
                                    ---------------------------------
                                    Name:  Todd Hart
                                    Title: Assistant Secretary

                                 MANUFACTURERS AND TRADERS
                                     TRUST COMPANY,
                                     as Trustee and on behalf of the Trusts

                                 By /s/ Neil Witoff
                                    ---------------------------------
                                    Name:  Neil Witoff
                                    Title: Assistant Vice President